Exhibit 99.1

AMENDMENT NO. 1 TO
SALE AND SERVICING AGREEMENT

This AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT (this "Amendment"), dated as of February 27, 2023, is made by and between John Deere Owner Trust 2020-B, as Issuing Entity (the “Issuing Entity”), John Deere Receivables LLC, as Seller (the “Seller”) and John Deere Capital Corporation, as Servicer (the “Servicer”), acknowledged, accepted and agreed by Wells Fargo Delaware Trust Company, N.A., not in its individual capacity but solely as Owner Trustee (the “Owner Trustee”), U.S. Bank National Association, not in its individual capacity but solely in its capacity as Indenture Trustee (the “Existing Indenture Trustee”), U.S. Bank Trust Company, National Association, not in its individual capacity but solely as Successor Indenture Trustee (the “Successor Indenture Trustee”), and U.S. Bank National Association, solely as Account Bank (the “Account Bank”).

RECITALS

WHEREAS, (i) the Issuing Entity, the Seller and the Servicer are parties to the Sale and Servicing Agreement, dated as of July 22, 2020 (the “Original SSA”, and as amended by this Amendment, the “Sale and Servicing Agreement”). All capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed to them in the Original SSA, including by way of reference to any other documents or agreements.

WHEREAS, pursuant to Section 10.01 of the Original SSA, the parties hereto wish to amend the Original SSA in certain respects in order to change certain provisions of the Sale and Servicing Agreement in connection with the replacement of U.S. Bank National Association by U.S. Bank Trust Company, National Association, solely in its capacity as indenture trustee under the Indenture, dated as of July 22, 2020 (the “Indenture”) between the Issuing Entity and the Existing Indenture Trustee; and

WHEREAS, the Successor Indenture Trustee and Account Bank have consented to this Amendment, as evidenced by its signature attached hereto.

NOW, THEREFORE, intending to be bound, the parties hereto agree as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Original SSA is hereby amended by:

(i) Adding the following definition in appropriate alphabetical order:

““Account Bank” means a bank or trust company that qualifies as an Eligible Institution and holds the Trust Accounts. The initial Account Bank shall be U.S. Bank National Association, in its role as Securities Intermediary under Section 8.03(d) of the Indenture.”

(ii) Deleting the definition of “Eligible Institution” in its entirety and inserting the following in lieu thereof:

““Eligible Institution” means (a) the corporate trust department of the Indenture Trustee, the Paying Agent or the Securities Intermediary; provided that the Indenture Trustee, the Paying Agent or the Securities Intermediary, as applicable, shall have a credit rating of at least “F1” or “A” or its equivalent by each of the Rating Agencies. or (b) a depository institution organized under the laws of the United States of America or any State or the District of Columbia (or any domestic branch of a foreign bank), (1)(i) which has either (A) the highest long-term unsecured debt rating by each of the Rating Agencies or (B) the highest short-term unsecured debt rating or a certificate of deposit rating by each of the Rating Agencies or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC or (2)(i) the parent of which has a long-term or short-term unsecured debt rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.  If so qualified, the Indenture Trustee, the Owner Trustee, U.S. Bank Trust Company, National Association, U.S. Bank National Association or Wells Fargo Delaware Trust Company, N.A. may be considered an Eligible Institution for the purposes of clause (b) of this definition.”

(iii) Deleting the definition of “Indenture Trustee” in its entirety and inserting the following in lieu thereof:

“Indenture Trustee” means U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) solely in its capacity as indenture trustee under the Indenture and not in its individual capacity, its successors in interest and any Successor Indenture Trustee under the Indenture.

(b) Section 5.01(a) of the Original SSA is hereby amended by deleting each of clauses (i), (ii) and (iii) thereof in its entirety and inserting the following in lieu thereof:

(i) The Servicer, for the benefit of the Noteholders and the Certificateholder, shall establish with the Account Bank, and maintain in the name of the Indenture Trustee, an Eligible Deposit Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholder.

(ii)The Servicer, for the benefit of the Noteholders, shall establish with the Account Bank, and maintain in the name of the Indenture Trustee, an Eligible Deposit Account (the “Note Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

(iii)The Servicer, for the benefit of the Trust, shall establish with the Account Bank, and maintain in the name of the Indenture Trustee, an Eligible Deposit Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust.

(c) Section 5.01(b) of the Original SSA is hereby amended by deleting the second sentence thereof in its entirety and inserting the following in lieu thereof:

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“All such Eligible Investments shall be held by the Account Bank in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholder, as applicable; provided, however, that on each Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Total Distribution Amount.”

(d) Section 5.01(c) of the Original SSA is hereby amended by deleting clause (ii) thereof in its entirety and inserting the following in lieu thereof:

“(ii)With respect to the Trust Account Property, the Account Bank agrees, by its acceptance hereof, that:

(A)any Trust Account Property that is held in “deposit accounts” (as defined in Section 9 102(a)(29) of the UCC) shall be held solely in the Eligible Deposit Accounts and (1) each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, the Indenture Trustee shall have sole signature authority with respect thereto and the Indenture Trustee shall be the related Account Bank’s “customer” and shall have “control” (in each case within the meaning of Section 9 104 of the UCC) with respect to such Eligible Deposit Account, (2) the Account Bank shall be a “bank” as defined in Section 9 102(a)(8) of the UCC and agrees to maintain such Eligible Deposit Account as a “deposit account” as such term is defined in Section 9 102(a)(29) of the UCC, and (3) the “bank’s jurisdiction” (within the meaning of Section 9 304 of the UCC) with respect to such Eligible Deposit Account shall be the State of New York;

(B)any Trust Account Property that is held in “securities accounts” (as defined in Section 8 501(a) of the UCC) shall be held solely in Eligible Deposit Accounts; and (1) the Account Bank shall be a “securities intermediary” as defined in Section 8 102(a)(14) of the UCC and agrees to maintain such Eligible Deposit Account as a “securities account” as such term is defined in Section 8 501(a) of the UCC, (2) the Account Bank shall treat the Indenture Trustee as entitled to exercise the rights that comprise any “financial asset” (as defined in Section 8 102(a)(9) of the UCC) credited to the account, and if at any time the Account Bank shall receive an “entitlement order” (within the meaning of Section 8 102(a)(8) of the UCC) issued by the Indenture Trustee and relating to such Eligible Deposit Account, the Account Bank shall comply with such entitlement order without further consent by the Issuing Entity or any other Person, (3) the Account Bank agrees with the Indenture Trustee that each item of property (whether investment property, financial asset, security, instrument or cash) credited to such Eligible Deposit Account shall be treated as a “financial asset” within the meaning of Section 8 102(a)(9) of the UCC, (4) the “securities intermediary’s jurisdiction” (within the meaning of Section 8 110 of the UCC) with respect to such Eligible Deposit Account shall be the State of New York and (5) the Account Bank agrees with the Indenture Trustee that in the event that the Account Bank has or subsequently obtains by agreement, by operation of law or otherwise, a security interest in such Eligible Deposit Account or any financial asset credited thereto, the Account Bank agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee and that the financial assets and other items deposited to such an Eligible Deposit Account will not be subject to deduction, set off, banker’s lien, or any other right in favor of any

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person other than the Indenture Trustee; (C)any Trust Account Property that is of the type described in paragraph (a) or (b) of the definition of “Delivery” shall be delivered to the Indenture Trustee in accordance with paragraph (a) or (b), as applicable, of the definition of “Delivery”, and shall be held as described in such paragraph;

(D)any Trust Account Property that is a book entry security held through the Federal Reserve System pursuant to Federal book entry regulations shall be delivered in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book entry registration of such Trust Account Property as described in such paragraph; and

(E)any Trust Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (d) of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or its nominee’s) ownership of such security.”

(e) Section 10.12 of the Original SSA is hereby amended by deleting clause (b) thereof in its entirety and inserting the following in lieu thereof:

“Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by U.S. Bank Trust Company, National Association not in its individual capacity, but solely as Indenture Trustee and U.S. Bank National Association not in its individual capacity, but solely as Account Bank and in no event shall U.S. Bank Trust Company, National Association or U.S. Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.”

SECTION 2. Miscellaneous Provisions.

(a)Conditions to Effectiveness.  This Amendment shall become effective upon the execution and delivery of this Amendment by the parties hereto.

(b)Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.  Each party agrees that this Amendment and any other document to be delivered in connection herewith may be electronically signed, and that any electronic signature (including PDF or facsimile) appearing on this Amendment or such other documents are the same as handwritten signature for the purposes of validity, enforceability and admissibility.

(c)Headings and Cross-references. The various headings in this Amendment are included for convenience only and shall not affect the meaning or interpretation of any provision of this Amendment.  References in this Amendment to Section names or numbers are to such sections of this Amendment unless otherwise specified.

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(d)Further Assurances.  Each of the parties hereto agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party to more fully effect the purposes of this Amendment.

(e)One Document. On and after the execution and delivery hereof, each reference in the Original Supplement to “this Agreement” or “hereof”, “hereunder” or words of similar import, and each reference in any other Basic Document to the Series Supplement shall mean and be a reference to such Indenture as previously amended, and as amended and modified hereby.

(f)Limitation of Liability.

(i) Notwithstanding anything contained herein to the contrary, this Amendment has been countersigned by Wells Fargo Delaware Trust Company, N.A. not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall Wells Fargo Delaware Trust Company, N.A. in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.  For all purposes of this Amendment, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

(ii) Notwithstanding anything contained herein to the contrary, this Amendment has been accepted by U.S. Bank Trust Company, National Association not in its individual capacity, but solely as Successor Indenture Trustee and U.S. Bank National Association not in its individual capacity, but solely as Existing Indenture Trustee and as Account Bank and in no event shall U.S. Bank Trust Company, National Association or U.S. Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

Wells Fargo Delaware Trust Company, N.A., not in its individual capacity but solely as Owner Trustee

______/s/ Amy L. Martin______________

/s/ Larry J. Gant_______________

/s/ Larry J. Gant_______________

JOHN DEERE OWNER TRUST 2020-B

By:	Wells Fargo Delaware Trust Company
N.A., not in its individual capacity but
solely as Owner Trustee

By:	COMPUTERSHARE DELAWARE
TRUST COMPANY, its attorney in fact

By:	/s/ Amy L. Martin
Name:	Amy L. Martin
Title:	Vice President

JOHN DEERE RECEIVABLES LLC, as Seller
By:	/s/ Larry J. Gant
Name:	Larry J. Gant
Title:	Assistant Secretary

JOHN DEERE CAPITAL CORPORATION, as Servicer
By:	/s/ Larry J. Gant
Name:	Larry J. Gant
Title:	Assistant Secretary

Amendment No. 1 to Sale and Servicing Agreement (JDOT 2020-B)

Acknowledged, Accepted and Agreed:
WELLS FARGO DELAWARE TRUST
COMPANY, N.A.,
not in its individual capacity, but solely as
Owner Trustee
By:	COMPUTERSHARE DELAWARE
TRUST COMPANY,
its attorney in fact

By:	/s/ Amy L. Martin
Name:	Amy L. Martin
Title:	Vice President

Acknowledged, Accepted and Agreed:
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as
Successor Indenture Trustee

By:	/s/ Juan S. Hernandez
Name:	Juan S. Hernandez
Title:	Assistant Vice President

Acknowledged, Accepted and Agreed:
U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but solely as
Existing Indenture Trustee and as Account Bank

By:	/s/ Juan S. Hernandez
Name:	Juan S. Hernandez
Title:	Assistant Vice President

Wells Fargo Delaware Trust Company, N.A., not in its individual capacity but solely as Owner Trustee

______/s/ Amy L. Martin______________

/s/ Larry J. Gant_______________

/s/ Larry J. Gant_______________

Amendment No. 1 to Sale and Servicing Agreement (JDOT 2020-B)